UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2006.
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BAYOU CITY EXPLORATION, INC. (Exact name of registrant as specified in its charter)

Nevada ____________________________ (State or jurisdiction of incorporation)	0-277443 _______________________ (Commission File Number)	61-1306702 _______________________ (IRS Employer Identification Number)

10777 Westheimer Road Suite 170 Houston, TX ____________________________ (Address of principal executive offices)		77042 __________________________ (Zip Code)
Registrant's telephone number, including area code: (832) 358-3900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On October 16, 2006, Bayou City Exploration, Inc. announced that it has accepted the resignation of Norman G. Haisler, Jr. as Senior Vice President and Chief Financial Officer. Mr. Haisler's resignation will be effective as of October 20, 2006. Bayou City also announced that it has retained Allen Roberts McGee, PC, a CPA firm that specializes in providing accounting services and financial reporting for the oil and gas industry.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits.
EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1	Press release dated October 16, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2006

BAYOU CITY EXPLORATION, INC.
By:	/s/ Morris T. Hewitt
Morris T. Hewitt President and Chief Executive Officer

EXHIBIT INDEX
EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1	Press release dated October 16, 2006.